Securities and Exchange Commission
                             Washington, D.C.  20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): October 30, 2009

                        Commission File Number:   333-57780

                             INTERCARE DX, INC.
             (Exact name of registrants specified in its charter)


               CALIFORNIA                               95-4304537
     -------------------------------                ------------------
     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                          6080 Center Drive, Suite 640
                          Los Angeles, California 90045
                       (310) 242-5634 Fax: (310) 242-5634
                       ----------------------------------
    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)


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
SECTION  1.  Registrants Business and Operations
Not  Applicable

SECTION  2.   Financial  Information
Not  Applicable

SECTION  3.  , Securities and Trading Markets
Not  Applicable

SECTION  4.  Matters Relating to Accountants
and Financial Statements
Not  Applicable

Item 4.01  Changes in Registrant's Certifying Accountant
Not Aplicable

SECTION  5.  Corporate governance and Management
Not  Applicable

SECTION  6.  Reserved              Not  Applicable

SECTION  7.
Not Applicable

SECTION  8:  Other Events

On October 29 2008, the Company issued a press release regarding the decision of the Company's Board of Directors to file a Form 15, to effect the deregistration of the Company's Common Stock.

SECTION  9:  Financial Statements and Exhibits


Item 9.01  Financial Statements and Exhibits

c.    Exhibits

EXHIBIT ITEM.   DESCRIPTION
------------    -------------

99.1            Text of news release dated October 29, 2008

99.2 Text of supplemental information provided on the company's web site at www.mrdh dot com and with this 8-K filing.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Intercare DX,  Inc.
                                              (Registrant)

Date:  October 30, 2008             By:/s/  Anthony  C.  Dike
                                    -------------------------
                                          Anthony  C.  Dike
                                       (Chairman of the Board)




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